                                                                                EXECUTION COPY

                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                        as Purchaser,

                                  GMAC MORTGAGE CORPORATION,

                                   as Seller and Servicer,

                           WALNUT GROVE MORTGAGE LOAN TRUST 2003-A,

                                          as Seller,

                              GMACM HOME LOAN TRUST 2006-HLTV1,

                                          as Issuer,

                                             and

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                                     as Indenture Trustee

                         ____________________________________________

                                 HOME LOAN PURCHASE AGREEMENT
                         ____________________________________________

                                  Dated as of March 30, 2006

                                      TABLE OF CONTENTS

        This Home Loan Purchase  Agreement (the  "Agreement"),  dated as of March 30, 2006, is made among GMAC Mortgage  Corporation,  as seller ("GMACM") and as servicer (in such capacity, the  "Servicer"),  Walnut  Grove  Mortgage  Loan Trust  2003-A,  as seller  ("WG  Trust"  and, together with GMACM,  each a "Seller" and  collectively,  the  "Sellers"),  Residential  Asset
Mortgage  Products,  Inc., as purchaser (the  "Purchaser"),  GMACM Home Loan Trust 2006-HLTV1,
as issuer (the "Issuer"),  JPMorgan Chase Bank,  National  Association,  as indenture  trustee
(the "Indenture Trustee").

                                         WITNESSETH:

        WHEREAS,  GMACM,  in the  ordinary  course of its  business  acquires  and  originates mortgage  loans and acquired or originated  all of the mortgage  loans listed on the Home Loan
Schedule attached as Exhibit 1 hereto (the "Home Loans");

        WHEREAS,  GMACM sold a portion of the Home Loans (the "WG Trust Home Loans") to Walnut
Grove  Funding,  Inc ("Walnut  Grove"),  pursuant to a Mortgage Loan Purchase  Agreement  (the
"Walnut Grove Purchase  Agreement"),  dated as of January 31, 2003 (the date of such sale, the
"Prior  Transfer  Date") among Walnut Grove,  as purchaser,  GMACM,  as seller,  WG Trust,  as
Issuer and Bank One, National Association, as trustee;

        WHEREAS,  Walnut  Grove sold the WG Trust Home Loans to WG Trust  pursuant  to a Trust
Agreement,  dated as of January 31, 2003,  between  Walnut Grove,  as depositor and Wilmington
Trust Company, as owner trustee;

        WHEREAS,  GMACM owns the Cut-Off Date Principal Balances and the Related Documents for
the  portion of Home Loans  identified  on the Home Loan  Schedule  -A  attached  as Exhibit 1
hereto  (the  "GMACM  Home  Loans"),   including  rights  to  (a) any  property   acquired  by
foreclosure  or  deed in lieu  of  foreclosure  or  otherwise,  and  (b) the  proceeds  of any insurance policies covering the GMACM Home Loans;

        WHEREAS,  WG Trust owns the Cut-Off Date Principal  Balances and the Related Documents
for the WG Trust Home Loans  identified  on the Home Loan  Schedule-B  attached as Exhibit 1-B hereto  (the "WG  Trust  Home  Loans"),  including  rights to  (a) any  property  acquired  by foreclosure  or  deed in lieu  of  foreclosure  or  otherwise,  and  (b) the  proceeds  of any insurance policies covering the WG Trust Home Loans;

        WHEREAS,  the parties  hereto desire that:  (i) GMACM  sell the Cut-Off Date Principal
Balances of the GMACM Home Loans to the  Purchaser on the Closing  Date  pursuant to the terms of this  Agreement  together with the Related  Documents,  (ii) WG Trust sell the Cut-Off Date
Principal  Balances of the WG Trust Home Loans to the  Purchaser on the Closing Date  pursuant to the terms of this  Agreement  together with the Related  Documents,  and (iii) the  related
Seller and GMACM make certain representations and warranties on the Closing Date;

        WHEREAS,  pursuant to the Trust Agreement,  the Purchaser will sell the Home Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

        WHEREAS,  pursuant to the terms of the Servicing Agreement,  the Servicer will service the Home Loans;

        WHEREAS,  pursuant  to the terms of the Trust  Agreement,  the  Issuer  will issue the
Certificates;

        WHEREAS,  pursuant  to the terms of the  Indenture,  the Issuer  will issue the Notes, secured by the Trust Estate;

        NOW,  THEREFORE,  in  consideration  of the mutual  covenants  herein  contained,  the parties hereto agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.1    Definitions.   For  all  purposes  of  this  Agreement,   except  as  otherwise
expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined  herein shall have the meanings  assigned to such terms in the  Definitions contained  in  Appendix  A to the  indenture  dated as of March 30,  2006  (the  "Indenture"), between the Issuer and the  Indenture  Trustee,  which is  incorporated  by reference  herein.
All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2    Other Definitional  Provisions.  All terms defined in this Agreement shall have the  defined  meanings  when  used in any  certificate  or other  document  made or  delivered pursuant hereto unless otherwise defined therein.

        As used in this  Agreement and in any  certificate or other document made or delivered pursuant  hereto or thereto,  accounting  terms not defined in this  Agreement  or in any such certificate or other  document,  and  accounting  terms partly defined in this Agreement or in any such certificate or other document,  to the extent not defined,  shall have the respective meanings given to them under  generally  accepted  accounting  principles.  To the extent that the  definitions  of accounting  terms in this  Agreement or in any such  certificate or other
document  are  inconsistent  with  the  meanings  of  such  terms  under  generally   accepted
accounting   principles,   the  definitions  contained  in  this  Agreement  or  in  any  such certificate or other document shall control.

        The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this Agreement  shall refer to this  Agreement as a whole and not to any particular  provision of this Agreement;  Section and Exhibit references  contained in this Agreement are references to  Sections  and  Exhibits  in or to this  Agreement  unless  otherwise  specified;  the term
"including" shall mean "including without  limitation";  "or" shall include "and/or";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

        The definitions  contained in this Agreement are applicable to the singular as well as the  plural  forms of such  terms and to the  masculine  as well as the  feminine  and  neuter genders of such terms.

        Any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case
of  agreements  or  instruments)   references  to  all  attachments  thereto  and  instruments incorporated  therein;  references  to a  Person  are  also to its  permitted  successors  and assigns.

ARTICLE II

                          SALE OF HOME LOANS AND RELATED PROVISIONS

Section 2.1    Sale of Home Loans.

(a)     GMACM, by the execution and delivery of this Agreement,  does hereby sell, assign, set over, and otherwise convey to the Purchaser,  without  recourse,  all of its right,  title and interest  in,  to and  under  the  following,  wherever  located:  (i) the  GMACM  Home  Loans
(including  the  Cut-Off  Date  Principal  Balances  of the GMACM Home  Loans),  all  interest accruing  thereon,  all monies due or to become due thereon,  and all  collections  in respect thereof  received on or after the Cut-Off Date (other than interest  thereon in respect of any period prior to the Cut-Off  Date);  (ii) the  interest of GMACM in any insurance  policies in respect of the GMACM Home Loans; and (iii) all proceeds of the foregoing.

(b)     WG Trust, by the execution and delivery of this Agreement,  does hereby sell,  assign, set over, and otherwise convey to the Purchaser,  without  recourse,  all of its right,  title and  interest in, to and under the  following,  and  wherever  located:  (i) the WG Trust Home
Loans (including the Cut-Off Date Principal  Balances of the WG Home Loans now existing),  all interest  accruing  thereon,  all monies due or to become due thereon,  and all collections in respect  thereof  received  on or after the  Cut-Off  Date  (other  than  interest  thereon in respect of any  period  prior to the  Cut-Off  Date);  (ii) the  WG  Trust's  interest  in any insurance  policies  in respect of the WG Trust Home  Loans;  and  (iii) all  proceeds  of the foregoing.

(c)     In  connection  with the  conveyance  by GMACM of the GMACM Home Loans,  GMACM further agrees,  at its own expense,  on or prior to the Closing  Date with  respect to the  Principal
Balances  of the GMACM Home Loans,  to  indicate in its books and records  that the GMACM Home
Loans  have been sold to the  Purchaser  pursuant  to this  Agreement,  and to  deliver to the
Purchaser true and complete  lists of all of the Home Loans sold by GMACM  specifying for each
Home Loan (i) its account number and (ii) its  Cut-Off Date Principal  Balance.  The Home Loan
Schedule  indicating  such  information  with respect to the Home Loans sold by GMACM shall be marked as  Exhibit 1-A to this  Agreement and is hereby  incorporated  into and made a part of this Agreement.

(d)     In connection with the conveyance by WG Trust of the WG Trust Home Loans,  such Seller further  agrees,  at its own  expense,  on or prior to the  Closing  Date with  respect to the
Principal  Balances  of such WG Trust Home Loans,  to  indicate in its books and records  that the  respective  WG  Trust  Home  Loans  have  been  sold to the  Purchaser  pursuant  to this
Agreement.  GMACM,  as Servicer  of the Home Loans sold by WG Trust,  agrees to deliver to the
Purchaser  true and  complete  lists of all of the Home Loans sold by each  Seller  specifying for each Home Loan (i) its  account number and (ii) its  Cut-Off Date Principal  Balance.  The
Home Loan  Schedule  indicating  such  information  with  respect to the Home Loans sold by WG
Trust shall be marked as Exhibit 1-B to this  Agreement  and is hereby  incorporated  into and made a part of this Agreement.

(e)     In connection  with the conveyance by GMACM of the GMACM Home Loans and the conveyance by WG Trust of the WG Trust Home Loans,  GMACM  shall,  (A) with  respect to each related Home
Loan, on behalf of the  Purchaser  deliver to, and deposit with the  Custodian,  at least five
(5) Business  Days before the Closing Date in the case of a Home Loan,  the original  Mortgage
Note endorsed or assigned  without recourse in blank (which  endorsement  shall contain either an original  signature  or a facsimile  signature  of an  authorized  officer of GMACM or GMAC
Bank)  or,  with  respect  to any Home Loan as to which the  original  Mortgage  Note has been permanently  lost or  destroyed  and has not been  replaced,  a Lost Note  Affidavit,  and any modification  agreement  or  amendment  to such  Mortgage  Note and (B) except as  provided in clause (A) with respect to the Mortgage Notes, deliver the Mortgage Files to the Servicer.

        Within the time period for the review of each  Mortgage  Note set forth in Section 2.2 of the Custodial  Agreement,  if a material  defect in any Mortgage  Note is discovered  which may  materially  and adversely  affect the value of the related Home Loan, or the interests of
the   Indenture   Trustee   (as   pledgee   of  the  Home   Loans),   the   Noteholders,   the
Certificateholders  or the Credit  Enhancer in such Home Loan,  including  GMACM's  failure to deliver the Mortgage  Note to the Custodian on behalf of the  Indenture  Trustee,  GMACM shall cure such defect,  repurchase the related Home Loan at the  Repurchase  Price or substitute an
Eligible   Substitute  Loan  therefor  upon  the  same  terms  and  conditions  set  forth  in
Section 3.1  hereof for  breaches  of  representations  and  warranties  as to the Home Loans, provided that a Seller shall have the option to substitute  an Eligible  Substitute  Home Loan or Loans for such Home Loan only if such  substitution  occurs within two years  following the
Closing  Date.  If a material  defect in any of the documents in the Mortgage File held by the
Servicer is discovered  which may  materially  and  adversely  affect the value of the related
Home Loan,  or the  interests of the  Indenture  Trustee (as pledgee of the Home  Loans),  the
Noteholders,  the  Certificateholders  or the Credit  Enhancer  in such Home  Loan,  including
GMACM's failure to deliver such documents to the Servicer on behalf of the Indenture  Trustee,
GMACM shall cure such  defect,  repurchase  the related Home Loan at the  Repurchase  Price or substitute an Eligible  Substitute  Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of  representations  and  warranties  as to the Home Loans, provided that a Seller shall have the option to substitute  an Eligible  Substitute  Home Loan or Loans for such Home Loan only if such  substitution  occurs within two years  following the
Closing Date.

        Upon sale of the Home  Loans,  the  ownership  of each  Mortgage  Note,  each  related
Mortgage and the contents of the related  Mortgage  File shall be vested in the  Purchaser and the  ownership of all records and  documents  with respect to the Home Loans that are prepared by or that come into the  possession  of any Seller,  as a seller of the Home Loans  hereunder or by GMACM in its capacity as Servicer under the Servicing  Agreement shall  immediately vest in the  Purchaser,  and  shall  be  promptly  delivered  to the  Servicer  in the  case of the documents  in  possession  of WG Trust and retained  and  maintained  in trust by GMACM as the
Servicer  (except for the Mortgage  Notes,  which shall be retained by the  Custodian)  at the will  of  the  Purchaser,  in  such  custodial  capacity  only.  Each  Seller's  records  will accurately reflect the sale of each Home Loan sold by it to the Purchaser.

        The Purchaser hereby  acknowledges its acceptance of all right,  title and interest to the property conveyed to it pursuant to this Section 2.1.

(f)     The parties hereto intend that the transactions set forth herein  constitute a sale by the Sellers to the  Purchaser  of each of the  Sellers'  right,  title and  interest in and to their  respective Home Loans and other property as and to the extent  described  above. In the event the  transactions  set forth  herein  are deemed not to be a sale,  each  Seller  hereby grants  to the  Purchaser  a  security  interest  in all of such  Seller's  right,  title  and interest  in,  to and  under  all  accounts,  chattel  papers,  general  intangibles,  payment
intangibles,   contract  rights,  certificates  of  deposit,  deposit  accounts,  instruments, documents,  letters of credit, money, advices of credit,  investment property, goods and other property  consisting of,  arising under or related to the Home Loans and such other  property, to secure all of such Seller's  obligations  hereunder,  and this  Agreement  shall and hereby does  constitute a security  agreement  under  applicable  law.  Each Seller agrees to take or cause to be taken such actions and to execute such  documents,  including  without  limitation the filing of any  continuation  statements  with  respect to the UCC-1  financing  statements filed  with  respect  to the  Home  Loans  by the  Purchaser  on the  Closing  Date,  and  any
amendments  thereto  required to reflect a change in the name or  corporate  structure of such
Seller or the filing of any  additional  UCC-1  financing  statements due to the change in the principal  office or  jurisdiction  of  incorporation  of such  Seller,  as are  necessary  to perfect and protect the  Purchaser's  and its  assignees'  interests in each Home Loan and the proceeds  thereof.  The  Servicer  shall  file any such  continuation  statements  on a timely basis.

(g)     In connection  with the  assignment  of any Home Loan  registered on the MERS(R)System,
GMACM  further  agrees that it will  cause,  at GMACM's own  expense,  as soon as  practicable after the Closing  Date,  the MERS(R)System to indicate that such Home Loans have been assigned by GMACM to the Indenture  Trustee in accordance  with this  Agreement or the Trust  Agreement for the  benefit of the  Noteholders  by  including  (or  deleting,  in the case of Home Loans which are  repurchased  in accordance  with this  Agreement)  in such  computer  files (a) the specific code which  identifies  the  Indenture  Trustee as the assignee of such Home Loan and
(b) the  series  specific  code in the field "Pool Field" which  identifies  the series of the
Notes  issued in  connection  with such Home  Loans.  GMACM  agrees that it will not alter the codes  referenced  in this  paragraph  with  respect to any Home Loan  during the term of this
Agreement  unless  and until such Home Loan is  repurchased  in  accordance  with the terms of this Agreement.

Section 2.2    [Reserved].

Section 2.3    Payment of Purchase Price.

(a)     The sale of the Home  Loans  shall  take  place on the  Closing  Date,  subject to and simultaneously  with the deposit of the Home Loans into the Trust Estate,  and the issuance of the  Securities.  The  purchase  price (the  "Purchase  Price") for the GMACM Home Loans to be
paid  by  the   Purchaser  to  GMACM  on  the  Closing  Date  shall  be  an  amount  equal  to
$60,883,330.96 in immediately available funds,  together with the Certificates,  in respect of the Cut-Off Date Principal  Balances  thereof.  The Purchase Price for the WG Trust Home Loans to be paid by the  Purchaser  to WG Trust on the  Closing  Date  shall be an  amount  equal to
$168,851,493.52  in  immediately  available  funds,  in respect of the Cut-Off Date  Principal
Balances thereof.

(b)     In  consideration of the sale of the GMACM Home Loans by GMACM to the Purchaser on the
Closing  Date,  the  Purchaser  shall pay to GMACM on the  Closing  Date by wire  transfer  of immediately  available  funds to a bank  account  designated  by GMACM,  the amount  specified above in paragraph (a) for the GMACM Home Loans;  provided,  that such payment may be on a net funding basis if agreed by GMACM and the Purchaser.

(c)     In  consideration  of the sale of the WG Trust Home Loans by WG Trust to the Purchaser on the  Closing  Date,  the  Purchaser  shall  pay to WG  Trust  on the  Closing  Date by wire transfer of immediately  available funds to a bank account  designated by WG Trust, the amount specified  above in  paragraph (a)  for the WG Trust Home Loans;  provided,  that such payment may be on a net funding basis if agreed by WG Trust and the Purchaser.

ARTICLE III

                               REPRESENTATIONS AND WARRANTIES;
                                     REMEDIES FOR BREACH

Section 3.1    Representations and Warranties.

(a)     Representations  and Warranties of GMACM.  GMACM hereby represents and warrants to the
Purchaser  as of the  Closing  Date  (or if  otherwise  specified  below,  as of the  date  so specified) as follows:

(i)     GMACM is a corporation  duly  organized,  validly  existing and in good standing under the  laws of the  jurisdiction  governing  its  creation  and  existence  and is or will be in compliance  with the laws of each  state in which any  Mortgaged  Property  is  located to the extent necessary to ensure the enforceability of each Home Loan;

(ii)    GMACM  has the  power  and  authority  to  make,  execute,  deliver  and  perform  its
obligations   under  this  Agreement  which  it  is  a  party  and  all  of  the  transactions contemplated under this Agreement,  and has taken all necessary  corporate action to authorize the execution, delivery and performance of this Agreement;

(iii)   GMACM is not  required  to obtain  the  consent of any other  Person or any  consents, licenses,  approvals or  authorizations  from, or  registrations  or  declarations  with,  any governmental  authority,  bureau  or  agency  in  connection  with  the  execution,  delivery, performance,  validity  or  enforceability  of  this  Agreement,  except  for  such  consents, licenses,  approvals or authorizations,  or registrations or declarations,  as shall have been obtained or filed, as the case may be;

(iv)    The  execution  and  delivery  of this  Agreement  by GMACM  and its  performance  and compliance  with  the  terms  of this  Agreement  will  not  violate  GMACM's  Certificate  of
Incorporation  or Bylaws or constitute a material  default (or an event which,  with notice or lapse of time,  or both,  would  constitute  a  material  default)  under,  or  result  in the material breach of, any material  contract,  agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

(v)     No litigation before any court,  tribunal or governmental  body is currently  pending, or to the  knowledge of GMACM  threatened,  against  GMACM or with  respect to this  Agreement that in the opinion of GMACM has a reasonable  likelihood  of resulting in a material  adverse effect on the transactions contemplated by this Agreement;

(vi)    Reserved;

(vii)   This  Agreement  to which it is a  party,  constitutes  a  legal,  valid  and  binding obligation  of GMACM,  enforceable  against  GMACM in  accordance  with its  terms,  except as
enforceability  may  be  limited  by  applicable   bankruptcy,   insolvency,   reorganization,
moratorium  or other  similar laws now or hereafter in effect  affecting  the  enforcement  of creditors'  rights in  general  and  except as such  enforceability  may be limited by general principles  of equity  (whether  considered  in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(viii)  This  Agreement  constitutes a valid  transfer and  assignment to the Purchaser of all right,  title and  interest of GMACM in and to the Home  Loans,  including  the  Cut-Off  Date
Principal  Balances  with  respect  to the Home  Loans,  all  monies due or to become due with respect  thereto,  and all proceeds of such Cut-Off Date  Principal  Balances  with respect to the Home Loans;  and such funds as are from time to time  deposited in the  Custodial  Account
(excluding  any  investment  earnings  thereon) as assets of the Trust and all other  property specified in the  definition  of "Trust" as being part of the corpus of the Trust  conveyed to the Purchaser by GMACM; and

(ix)    GMACM is not in  default  with  respect  to any  order or  decree  of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental  agency, which default might have  consequences  that would  materially  and  adversely  affect the condition
(financial or otherwise) or operations of GMACM or its  properties or might have  consequences that would materially adversely affect its performance hereunder;

(b)     Representations  and  Warranties  of GMACM with Respect to the Home Loans.  As to each
Home Loan (except as otherwise specified below) as of the Closing Date:

(i)     The  information set forth in the Home Loan Schedule with respect to each Home Loan or the  Home  Loans  is true  and  correct  in all  material  respects  as of the  date or  dates respecting which such information is initially furnished;

(ii)    [Reserved];

(iii)   With respect to the Home Loans:  (A) the related  Mortgage  Note and the Mortgage have not been  assigned or pledged,  except for any  assignment  or pledge that has been  satisfied and released,  (B)  immediately  prior to the  assignment of the Home Loans to the  Purchaser,
GMACM  had good  title  thereto  and (C) GMACM is the sole  owner and  holder of the Home Loan free and clear of any and all liens,  encumbrances,  pledges,  or  security  interests  (other than,  with respect to any Home Loan in a second lien position,  the lien of the related first mortgage)  of any  nature  and has full  right  and  authority,  under  all  governmental  and regulatory  bodies  having  jurisdiction  over the ownership of the  applicable  Home Loans to sell and assign the same pursuant to this Agreement;

(iv)    To the best of GMACM's  knowledge,  there is no valid offset,  defense or counterclaim of any obligor under any Mortgage Note or Mortgage;

(v)     To the best of GMACM's  knowledge,  there is no  delinquent  recording or other tax or fee or assessment lien against any related Mortgaged Property;

(vi)    To the best of GMACM's  knowledge,  there is no proceeding  pending or threatened  for the total or partial condemnation of the related Mortgaged Property;

(vii)   To the best of GMACM's  knowledge,  there are no mechanics' or similar liens or claims which have been filed for work,  labor or material  affecting the related  Mortgaged  Property which are, or may be liens  prior or equal to, or  subordinate  with,  the lien of the related
Mortgage,  except  liens  which are  fully  insured  against  by the  title  insurance  policy referred to in clause (xi);

(viii)  As of the  Cut-Off  Date,  no Home Loan was 30 days or more  delinquent  in payment of principal or interest;

(ix)    With respect to the Home Loans,  the related  Mortgage  File contains or will contain, in accordance  with the  definition of Mortgage  File,  each of the documents and  instruments specified to be included  therein in the  definition  of "Mortgage  File" in Appendix A to the
Indenture  (it being  understood  that the  Custodian  maintains  the Mortgage Note related to each  Mortgage  File and the Servicer  maintains  the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(x)     To the best of the  GMACM's  knowledge,  the  related  Mortgage  Note and the  related
Mortgage at the time it was made  complied in all material  respects  with  applicable  local, state and federal laws;

(xi)    A title search or other assurance of title customary in the relevant  jurisdiction was obtained with respect to each Home Loan;

(xii)   None of the Mortgaged  Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xiii)  As of the Cut-Off Date, no more than  approximately  9.74%,  8.36%,  7.81%,  7.43% and
5.69% of the Home Loans are secured by  Mortgaged  Properties  located in  Illinois,  Georgia,
Ohio, North Carolina and New York, respectively;

(xiv)   As of the Cut-Off Date,  the Combined  Loan-to-Value  Ratio for each Home Loan was not in excess of 125.00%;

(xv)    Each Home Loan as of the time of its  origination  complied in all  material  respects with all  applicable  local,  state and  federal  laws,  including,  but not  limited  to, all applicable predatory lending laws;

(xvi)   GMACM has not  transferred  the Home Loans to the  Purchaser  to the  Issuer  with any intent to hinder, delay or defraud any of its creditors;

(xvii)  As of the Cut-Off Date, not more than 21.26% (by Cut-Off Date Principal  Balance),  of the Home Loans are "High Cost  Loans" or  "Covered  Loans," as  applicable  (as such terms are defined in the then current  Standard & Poor's  LEVELS  Glossary  which is now Version  5.6(d)
Revised, Appendix E);

(xviii) Within a loan type,  and except as required by applicable  law, each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;
(xix)   To the best  knowledge of GMACM,  the physical  property  subject to each  Mortgage is free of material damage and is in acceptable repair;

(xx)    GMACM has not  received a notice of default of any senior  mortgage  loan related to a
Mortgaged Property which has not been cured by a party other than the Servicer;

(xxi)   As of the Cut-Off Date,  not more than 21.26% (by Cut-Off Date  Principal  Balance) of the Home Loans are "high cost  loans",  subject to the Home  Ownership  and Equity  Protection
Act of 1994 ("HOEPA");

(xxii)  None of the Home Loans is a reverse mortgage loan;

(xxiii) No Home Loan has an original term to maturity in excess of 300 months;

(xxiv)  All of the Home  Loans are  fixed  rate and are fully  amortizing.  As of the  Cut-off
Date,  the Loan  Rates on the Home  Loans  range  between  6.000%  per annum and  16.625%  per annum.  As of the  Cut-Off  Date,  the  weighted  average  Loan  Rate  for the  Home  Loans is approximately  12.829% per annum.  The weighted  average  remaining term to stated maturity of the Home Loans as of the Cut-Off Date is approximately 268 months;

(xxv)   (A) Each  Mortgaged  Property  consists  of a single  parcel of real  property  with a single  family or an individual  condominium  unit;  (B) approximately  4.76% (by Cut-Off Date
Principal  Balance) are secured by real  property  improved by individual  condominium  units, and  (C) approximately  87.79%  (by  Cut-Off  Date  Principal  Balance)  are  secured  by real property with a single family residence erected thereon;

(xxvi)  As of the Cut-Off Date no Home Loan had a principal balance in excess of $150,000;

(xxvii) Except for one Home Loan which is secured by a first lien,  all of the Home Loans,  by aggregate Principal Balance as of the Cut-Off Date, are secured by second liens;

(xxviii)       A policy of hazard insurance and flood insurance,  if applicable,  was required from the Mortgagor for the Home Loan when the Home Loan was originated;

(xxix)  Other than with respect to a payment default,  there is no material  default,  breach, violation or event of  acceleration  existing under the terms of any Mortgage Note or Mortgage and, to the best of GMACM's  knowledge,  no event  which,  with notice and  expiration  of any grace or cure period,  would  constitute  a material  default,  breach,  violation or event of acceleration  under the terms of any Mortgage Note or Mortgage,  and no such material default, breach,  violation or event of  acceleration  has been waived by GMACM involved in originating or servicing the related Home Loan;

(xxx)   No  instrument  of  release  or  waiver  has been  executed  by GMACM  or, to the best knowledge of GMACM, by any other person,  in connection with the Home Loans,  and no Mortgagor has been released by GMACM or, to the best knowledge of GMACM,  by any other person,  in whole or in part from its obligations in connection therewith;

(xxxi)  With  respect to each Home Loan secured by a second lien,  either  (a) no  consent for such Home Loan was  required  by the holder or holders of the  related  prior  lien,  (b) such consent has been  obtained  and is contained in the related  Mortgage  File or (c) no  consent for such Home Loan was required by relevant law;

(xxxii) No proceeds from any Home Loan were used to finance  single-premium  credit  insurance policies;

(xxxiii)       No Home Loan  provides for a prepayment  premium for a period in excess of five years after the origination date;

(xxxiv) No Home Loan  originated  after October 1, 2002 and before March 7, 2003 is secured by
Mortgaged Property in the State of Georgia;

(xxxv)   As of the  Cut-Off  Date,  no more than  approximately  5.89% of the Home  Loans,  by
Cut-Off  Date  Principal  Balance,  are secured by  Mortgaged  Properties  which may have been appraised  using a statistical  property  evaluation  method and all of the appraisals on such
Mortgaged Properties have been delivered by Basis100 Inc. (also known as Solimar);

(xxxvi) No more than  approximately  30.95%  of the Home  Loans,  by  Cut-Off  Date  Principal
Balance,  are secured by Mortgaged  Properties  which may have been appraised  using the GMACM
Stated Value method;

(xxxvii)       None of the Home  Loans,  by Cut-Off  Date  Principal  Balance,  are secured by
Mortgaged Properties which may have been appraised using a tax assessment;

(xxxviii)      None of the Home  Loans,  by Cut-Off  Date  Principal  Balance,  are secured by
Mortgaged  Properties  which may have been  appraised  using a broker price  opinion;  no more than approximately  25.93% of the Home Loans, by Cut-Off Date Principal  Balance,  are secured by Mortgaged Properties which may have been appraised using a URAR Form 1004;

(xxxix) None of the Home Loans,  by Cut-Off Date Principal  Balance,  are secured by Mortgaged
Properties which may have been appraised using a Drive-By Form 704;

(xl)    No more than  approximately  31.61%  of the Home  Loans,  by  Cut-Off  Date  Principal
Balance,  are secured by Mortgaged  Properties  which may have been appraised  using Form 2055
(Exterior Only);

(xli)   No more  than  approximately  5.41% of the  Home  Loans,  by  Cut-Off  Date  Principal
Balance,  are secured by Mortgaged  Properties which may have been appraised using a Form 2055
(with Interior Inspection);

(xlii)  No more  than  approximately  0.22% of the  Home  Loans,  by  Cut-Off  Date  Principal
Balance,  are  secured by  Mortgaged  Properties  which may have been  appraised  using a Form
2065.;

(xliii) As of the Cut-off Date,  approximately  88.72% of the Home Loans, by Cut-off Date Loan
Balance, are REMIC Ineligible Loans;

(xliv)  With  respect to each Home Loan,  to the  extent  permitted  by  applicable  law,  the related  Mortgage  contains a customary  provision for the  acceleration of the payment of the unpaid  Principal  Balance of the Home Loan in the event the  related  Mortgaged  Property  is sold without the prior consent of the mortgagee thereunder; and

(xlv)   GMACM  used no  selection  procedures  that  identified  the Home  Loans as being less desirable or valuable than other  comparable  mortgage  loans  originated or acquired by GMACM under the GMACM Home Equity Program.  The Home Loans are  representative  of GMACM's portfolio of high  loan-to-value  mortgage  loans  that were  originated  under the GMACM  Freedom  Loan
Program.

(c)     Representations  and Warranties of WG Trust.  WG Trust hereby  represents and warrants to the Purchaser,  as of the Closing Date (or if otherwise  specified below, as of the date so specified) as follows:

(i)     WG Trust is a Delaware  statutory trust duly organized,  validly  existing and in good standing under the laws of the State of Delaware;

(ii)    WG Trust has the  power and  authority  to make,  execute,  deliver  and  perform  its obligations  under  this  Agreement  and  all  of the  transactions  contemplated  under  this
Agreement,  and has taken all  necessary  action to  authorize  the  execution,  delivery  and performance of this Agreement;

(iii)   WG Trust is not  required to obtain the consent of any other  Person or any  consents, licenses,  approvals or  authorizations  from, or  registrations  or  declarations  with,  any governmental  authority,  bureau  or  agency  in  connection  with  the  execution,  delivery, performance,  validity  or  enforceability  of  this  Agreement,  except  for  such  consents, licenses,  approvals or authorizations,  or registrations or declarations,  as shall have been obtained or filed, as the case may be;

(iv)    The  execution  and  delivery of this  Agreement by WG Trust and its  performance  and compliance  with the  terms of this  Agreement  will not  violate  WG  Trust's  organizational documents or constitute a material  default (or an event which,  with notice or lapse of time, or both,  would  constitute a material  default)  under,  or result in the material breach of, any material  contract,  agreement or other  instrument  to which WG Trust is a party or which may be applicable to WG Trust or any of its assets;

(v)     No litigation before any court,  tribunal or governmental  body is currently  pending, or to the  knowledge  of WG  Trust  threatened,  against  WG  Trust  or with  respect  to this
Agreement  that in the  opinion of WG Trust has a  reasonable  likelihood  of  resulting  in a material adverse effect on the transactions contemplated by this Agreement;

(vi)    This  Agreement  to  which  it is a party  constitutes  a  legal,  valid  and  binding obligation of WG Trust,  enforceable  against WG Trust in accordance with its terms, except as
enforceability  may  be  limited  by  applicable   bankruptcy,   insolvency,   reorganization,
moratorium  or other  similar laws now or hereafter in effect  affecting  the  enforcement  of creditors'  rights in  general  and  except as such  enforceability  may be limited by general principles  of equity  (whether  considered  in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(vii)   This  Agreement  constitutes a valid  transfer and  assignment to the Purchaser of all right,  title  and  interest  of WG Trust in and to the WG Trust  Home  Loans,  including  the
Cut-Off Date  Principal  Balances  with respect to the WG Trust Home Loans,  all monies due or to become due with respect thereto,  and all proceeds of such Cut-Off Date Principal  Balances with respect to the WG Trust Home Loans; and

(viii)  WG Trust is not in  default  with  respect  to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental  agency, which default might have  consequences  that would  materially  and  adversely  affect the condition
(financial  or  otherwise)  or  operations  of WG  Trust  or  its  properties  or  might  have consequences that would materially adversely affect its performance hereunder.

(d)     WG Trust represents and warrants to the Purchaser,  with respect to each WG Trust Home
Loan as of the Closing Date (or if otherwise  specified  below,  as of the date so  specified)
that:

(i)     With  respect to the WG Trust Home Loans sold by WG Trust:  (A) the  related  Mortgage
Note and the Mortgage have not been assigned or pledged,  except for any  assignment or pledge that has  been  satisfied  and  released,  (B) immediately  prior  to the  assignment  of such
Mortgage  Loans to the  Purchaser,  WG Trust had good title  thereto  and (C) WG  Trust is the sole  owner and  holder of the Home  Loan free and clear of any and all  liens,  encumbrances, pledges,  or security  interests  (other than,  with respect to any Home Loan in a second lien position,  the lien of the  related  first  mortgage)  of any  nature  and has full  right and authority,  under  all  governmental  and  regulatory  bodies  having  jurisdiction  over  the ownership  of the  applicable  Home  Loans,  to sell  and  assign  the same  pursuant  to this
Agreement;

(ii)    For each WG Trust Home Loan sold by WG Trust,  the related  Mortgage  File contains or will contain each of the documents  and  instruments  specified to be included  therein in the definition of "Mortgage  File" in Appendix A  to the Indenture (it being  understood  that the
Custodian  maintains  the  Mortgage  Note  related  to each  Mortgage  File  and the  Servicer maintains  the  remainder  of the items to be included in the  Mortgage  File  pursuant to the terms of this Agreement);

(iii)   WG Trust has not  transferred  the WG Trust HomeLoans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv)    No instrument  of release or waiver has been  executed by WG Trust in connection  with the WG Trust  Initial  Mortgage  Loans,  and no Mortgagor  has been  released by WG Trust,  in whole or in part, from its obligations in connection therewith.

(e)     Remedies.  Upon discovery by either Seller or GMACM or upon notice from the Purchaser, the Credit Enhancer,  the Issuer,  the Owner Trustee,  the Indenture Trustee or the Custodian,
as  applicable,  of a  breach  of such  Seller's  or  GMACM's  respective  representations  or warranties  in  paragraphs (a)  or  (c)  above  that  materially  and  adversely  affects  the interests of the  Securityholders  or the Credit  Enhancer,  as applicable,  in any Home Loan,
GMACM or WG Trust,  as  applicable,  shall,  within 90 days of its discovery or its receipt of notice of such breach,  either  (i) cure  such breach in all material  respects or (ii) to the extent  that  such  breach  is with  respect  to a Home  Loan or a  Related  Document,  either
(A) repurchase  such Home Loan from the Issuer at the Repurchase Price, or (B) substitute  one or more Eligible  Substitute  Loans for such Home Loan, in each case in the manner and subject to the conditions and limitations set forth below.

        Upon  discovery  by either  Seller or GMACM or upon  notice  from the  Purchaser,  the
Credit  Enhancer,  the  Issuer,  GMACM,  the  Owner  Trustee,  the  Indenture  Trustee  or the
Custodian,  as applicable,  of a breach of a Seller's or GMACM's representations or warranties in paragraphs  (b) or (d) above,  with respect to any Home Loan,  or upon the  occurrence of a
Repurchase   Event,   that   materially   and   adversely   affects  the   interests   of  the
Securityholders,  the Credit  Enhancer  or the  Purchaser  in such Home Loan  (notice of which shall be given to the  Purchaser  by the  respective  Seller or  GMACM,  if it  discovers  the same),  notwithstanding  such  Seller's  or  GMACM's  lack of  knowledge  with  respect to the substance  of such  representation  and  warranty,  such Seller or GMACM,  as the case may be, shall,  within 90 days after the  earlier  of its  discovery  or  receipt  of notice  thereof, either  cure  such  breach  or  Repurchase  Event  in all  material  respects  or  either  (i)
repurchase  such Home Loan from the Issuer at the Repurchase  Price, or (ii) substitute one or more Eligible  Substitute  Loans for such Home Loan, in each case in the manner and subject to the conditions set forth below.  The  Repurchase  Price for any such Home Loan  repurchased by such Seller or GMACM shall be deposited  or caused to be  deposited  by the Servicer  into the
Custodial  Account.  Any  purchase  of a Home  Loan  due to a  Repurchase  Event  shall be the obligation of GMACM.

        In  furtherance  of  the  foregoing,  if  GMACM  or the  Seller  that  repurchases  or substitutes  a Home Loan is not a member of MERS and the Mortgage is  registered  on the MERS(R)
System,  GMACM,  at its own expense and without any right of  reimbursement,  shall cause MERS to execute and  deliver an  assignment  of the  Mortgage in  recordable  form to transfer  the
Mortgage  from MERS to GMACM or the Seller and shall cause such  Mortgage  to be removed  from registration on the MERS(R)System in accordance with MERS' rules and regulations.

        In the event that either Seller elects to  substitute an Eligible  Substitute  Loan or
Loans for a Deleted  Loan  pursuant to this  Section  3.1,  such Seller  shall  deliver to the
Custodian on behalf of the Issuer,  with respect to such  Eligible  Substitute  Loan or Loans, the original  Mortgage Note endorsed as required under the  definition of "Mortgage  File" and shall  deliver the other  documents  required to be part of the Mortgage File to the Servicer.
No  substitution  will be made in any  calendar  month after the  Determination  Date for such month.  Monthly  Payments  due with  respect  to  Eligible  Substitute  Loans in the  month of substitution  shall not be part of the Trust  Estate and will be retained by the  Servicer and remitted by the Servicer to such Seller on the next succeeding  Payment Date,  provided that a payment  equal to the  applicable  Monthly  Payment  for such month in respect of the  Deleted
Loan has been  received by the Issuer.  For the month of  substitution,  distributions  to the
Note Payment  Account  pursuant to the Servicing  Agreement  will include the Monthly  Payment due on a Deleted  Loan for such month and  thereafter  such Seller shall be entitled to retain all amounts  received in respect of such Deleted  Loan.  The Servicer  shall amend or cause to be  amended  the Home Loan  Schedule  to reflect  the  removal  of such  Deleted  Loan and the substitution  of the  Eligible  Substitute  Loan or Loans and the Servicer  shall  deliver the amended  Home Loan  Schedule  to the Owner  Trustee,  the  Indenture  Trustee  and the  Credit
Enhancer.  Upon such substitution,  the Eligible  Substitute Loan or Loans shall be subject to the terms of this  Agreement  and the  Servicing  Agreement  in all  respects,  GMACM shall be deemed  to  have  made  the  representations  and  warranties  with  respect  to the  Eligible
Substitute  Loan  contained  herein set forth in Section  3.1(b)  (other than clauses  (xiii),
(xiv), (xxi),  (xxiv),  (xxv)(B),  (xxvi),  (xxvii) and (xxxii) thereof and other than clauses
(iii) and (ix)  thereof in the case of Eligible  Substitute  Loans  substituted  by WG Trust), and,  if the  Seller is WG Trust,  WG Trust  shall be deemed to have made the  representations and  warranties  set forth in  Section 3.1(d),  in each case, as of the date of  substitution, and the related  Seller shall be deemed to have made a  representation  and warranty that each
Home Loan so substituted is an Eligible  Substitute  Loan as of the date of  substitution.  In addition,  GMACM shall be obligated to repurchase or  substitute  for any Eligible  Substitute
Loan as to which a Repurchase  Event has occurred as provided  herein.  In connection with the substitution  of one or more  Eligible  Substitute  Loans for one or more Deleted  Loans,  the
Servicer shall determine the amount (such amount,  a  "Substitution  Adjustment  Amount"),  if any, by which the  aggregate  principal  balance of all such Eligible  Substitute  Loans as of the date of  substitution  is less than the  aggregate  principal  balance of all such Deleted
Loans (after  application  of the principal  portion of the Monthly  Payments due in the month of  substitution  that are to be  distributed  to the Note  Payment  Account  in the  month of substitution).  Such Seller  shall  deposit the amount of such  shortfall  into the  Custodial
Account on the date of  substitution,  without  any  reimbursement  therefor.  Notwithstanding the  forgoing,  with  respect  to any Home Loan for which a breach of  Section 3.1(b)(xv)  has occurred,  no substitutions will be allowed unless GMACM or WG Trust pays to the Servicer,  an amount  sufficient to indemnify the Trust Fund,  Purchaser,  Issuing  Entity,  Credit Enhancer
and Indenture Trustee against any losses, damages, penalties,  fines, forfeitures,  reasonable and  necessary  legal  fees and  related  costs,  judgments,  and  other  costs  and  expenses resulting  from any  claim,  demand,  defense  or  assertion  based on or  grounded  upon,  or resulting from, a breach such representation.

        Upon  receipt by the  Indenture  Trustee on behalf of the Issuer and the  Custodian of written  notification,  signed by a Servicing Officer, of the deposit of such Repurchase Price or of such  substitution of an Eligible  Substitute  Loan (together with the complete  related
Mortgage  File) and  deposit of any  applicable  Substitution  Adjustment  Amount as  provided above,  the Custodian,  on behalf of the Indenture  Trustee,  shall (i) release to such Seller or GMACM,  as the case may be, the related  Mortgage Note for the Home Loan being  repurchased or  substituted  for,  (ii)  cause the  Servicer  to  release  to such  Seller  any  remaining documents  in the  related  Mortgage  File  which  are held by the  Servicer,  and  (iii)  the
Indenture  Trustee on behalf of the Issuer  shall  execute and  deliver  such  instruments  of
transfer  or   assignment   prepared  by  the  Servicer,   in  each  case  without   recourse,
representation  or warranty  as shall be  necessary  to vest in such  Seller or GMACM,  as the case  may be,  or its  respective  designee  such  Home  Loan  released  pursuant  hereto  and thereafter such Home Loan shall not be an asset of the Issuer.

        It is understood  and agreed that the  obligation of each Seller and GMACM to cure any breach,  or to  repurchase  or  substitute  for any Home  Loan as to which  such a breach  has occurred  and  is  continuing,  shall  constitute  the  sole  remedy  respecting  such  breach available  to the  Purchaser,  the Issuer,  the  Certificateholders  (or the Owner  Trustee on
behalf of the  Certificateholders)  and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against such Seller and GMACM.

        It is understood and agreed that the  representations and warranties set forth in this
Section 3.1 shall  survive  delivery  of the  respective  Mortgage  Files to the Issuer or the
Custodian.

ARTICLE IV

                                      SELLERS' COVENANTS

Section 4.1    Covenants of the Sellers.  Each Seller hereby  covenants  that,  except for the transfer  hereunder,  it will not sell,  pledge,  assign or transfer to any other  Person,  or grant,  create,  incur or assume  any Lien on any Home Loan,  or any  interest  therein.  Each
Seller shall notify the Issuer (as assignee of the  Purchaser),  of the  existence of any Lien
(other than as provided above) on any Home Loan immediately upon discovery  thereof;  and each
Seller  shall  defend  the  right,  title and  interest  of the  Issuer  (as  assignee  of the
Purchaser)  in, to and under the Home  Loans  against  all  claims of third  parties  claiming through or under such  Seller;  provided,  however,  that nothing in this Section 4.1 shall be deemed  to apply to any Liens  for  municipal  or other  local  taxes  and other  governmental charges if such taxes or  governmental  charges shall not at the time be due and payable or if
either  Seller  shall  currently  be  contesting  the  validity   thereof  in  good  faith  by
appropriate Proceedings.

ARTICLE V

                                          SERVICING

Section 5.1    Servicing.  GMACM  shall  service  the Home  Loans  pursuant  to the  terms and conditions of the  Servicing  Agreement and the Program Guide and shall service the Home Loans directly or through one or more sub-servicers in accordance therewith.

ARTICLE VI

                                INDEMNIFICATION BY THE SELLERS
                                WITH RESPECT TO THE HOME LOANS

Section 6.1    Limitation  on  Liability  of the  Sellers  None  of the  directors,  officers, employees  or  agents  of  either  GMACM or WG  Trust  shall be  under  any  liability  to the
Purchaser,  it being  expressly  understood  that all such  liability is expressly  waived and released as a  condition  of, and as  consideration  for,  the  execution  of this  Agreement.
Except as and to the  extent  expressly  provided  in the  Servicing  Agreement,  GMACM and WG
Trust  shall not be under any  liability  to the  Issuer,  the Owner  Trustee,  the  Indenture
Trustee or the Securityholders.  GMACM, WG Trust and any director,  officer, employee or agent of GMACM  or WG  Trust,  may  rely in good  faith on any  document  of any  kind  prima  facie properly executed and submitted by any Person respecting any matters arising hereunder.

ARTICLE VII

                                         TERMINATION

Section 7.1    Termination.  The obligations and  responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

ARTICLE VIII

                                   MISCELLANEOUS PROVISIONS

Section 8.1    Amendment.  This  Agreement  may be  amended  from time to time by the  parties hereto by written  agreement  with the prior  written  consent of the Credit  Enhancer  (which consent shall not be unreasonably withheld).

Section 8.2    GOVERNING  LAW.  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES
OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3    Notices.  All  demands,  notices  and  communications  hereunder  shall  be  in writing and shall be deemed to have been duly given if  personally  delivered  at or mailed by registered mail, postage prepaid, addressed as follows:

(i)     if to the GMACM:

                          GMAC Mortgage Corporation
                          100 Witmer Road
                          Horsham, Pennsylvania  10944
                          Attention:  Barry Bier, Executive Vice President
                          Re:  GMACM Home Loan Trust 2006-HLTV1;

(ii)    if to WG Trust:

                          Walnut Grove Mortgage Loan Trust
                              2003-A
                          c/o Wilmington Trust Company
                          1100 North Market Street
                          Wilmington, Delaware 19890
                          Attention: Walnut Grove Mortgage Loan
                                Trust 2003-A
                          Re:  GMACM Home Loan Trust 2006-HLTV1;

(iii)   if to the Purchaser:

                          Residential Asset Mortgage Products, Inc.
                          8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                          Attention:President
                          Re:  GMACM Home Loan Trust 2006-HLTV1;

(iv)    if to the Indenture Trustee:

                          JPMorgan Chase Bank, National Association
                          4 New York Plaza, 6th Floor
                          New York, New York 10004
                          Attention:Worldwide Security Services/Structured Finance Services
                                    GMACM Home Loan Trust 2006-HLTV1;

(v)     if to the Issuer:

                          c/o Wilmington Trust Company, as Owner Trustee
                          Rodney Square North
                          1100 North Market Street
                          Wilmington, Delaware 19890-0001
                          Re:  GMACM Home Loan Trust 2006-HLTV1; or

(vi)    if to the Credit Enhancer:

                          Financial Guaranty Insurance Company
                          125 Park Avenue, 6th Floor
                          New York, New York 10017
                          Re:  Structured Finance Surveillance (GMACM Home Loan Trust
                               2006-HLTV1);

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4    Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions or terms of this Agreement  shall be held invalid for any reason  whatsoever,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5    Relationship  of  Parties.   Nothing  herein   contained  shall  be  deemed  or
construed  to  create a  partnership  or joint  venture  among  the  parties  hereto,  and the services  of the GMACM shall be rendered  as an  independent  contractor  and not as agent for the Purchaser.

Section 8.6    Counterparts.  This  Agreement  may be executed in any number of  counterparts, each of which,  when so  executed,  shall be deemed to be an original  and such  counterparts, together, shall constitute one and the same agreement.

Section 8.7    Further  Agreements.  The  parties  hereto each agree to execute and deliver to the other  such  additional  documents,  instruments  or  agreements  as may be  necessary  or appropriate to effectuate the purposes of this Agreement.

Section 8.8    Intention  of  the  Parties.  It is  the  intention  of  the  Sellers  and  the
Purchaser  that the Purchaser  will be purchasing on the Closing Date, and the Sellers will be selling on the Closing Date,  the Home Loans,  rather than the  Purchaser  providing a loan to the Sellers  secured by the Home Loans on the Closing Date.  Accordingly,  the Sellers and the
Purchaser each intend to treat this  transaction  for federal income tax purposes as a sale by the  Sellers,  and a purchase by the  Purchaser,  of the Home Loans on the Closing  Date.  The
Purchaser  and the Issuer  shall each have the right to review the Home Loans and the  Related
Documents to  determine  the  characteristics  of the Home Loans which will affect the federal income tax  consequences  of owning the Home Loans,  and each Seller shall  cooperate with all reasonable requests made by the Purchaser or the Issuer in the course of such review.

Section 8.9    Successors and Assigns; Assignment of this Agreement

(a)     This  Agreement  shall  bind and inure to the  benefit  of and be  enforceable  by the parties  hereto and their  respective  permitted  successors and assigns.  The  obligations of each Seller under this  Agreement  cannot be assigned or  delegated  to a third party  without the  consent  of the  Credit  Enhancer  and  the  Purchaser,  which  consent  shall  be at the
Purchaser's sole discretion;  provided,  that each Seller may assign its obligations hereunder to any Affiliate of such Seller,  to any Person  succeeding to the business of such Seller, to any Person  into which such  Seller is merged  and to any Person  resulting  from any  merger, conversion or consolidation  to which such Seller is a party.  The parties hereto  acknowledge that the  Purchaser is acquiring  the Home Loans for the purpose of  contributing  them to the
GMACM Home Loan Trust 2006-HLTV1.

(b)     As  an  inducement  to  the  Purchaser  to  purchase  the  Home  Loans,   each  Seller
acknowledges  and consents to (i) the  assignment by the Purchaser to the Issuer of all of the
Purchaser's  rights  against  each Seller  pursuant to this  Agreement  insofar as such rights relate to the Home Loans  transferred to the Issuer and to the  enforcement or exercise of any right or remedy  against  either  Seller  pursuant to this  Agreement by the Issuer,  (ii) the enforcement  or  exercise  of any right or  remedy  against  either  Seller  pursuant  to this
Agreement  by or on behalf of the Issuer and  (iii) the  Issuer's  pledge of its  interest  in this Agreement to the Indenture  Trustee and the  enforcement by the Indenture  Trustee of any such  right  or  remedy  against  either  Seller  following  an  Event of  Default  under  the
Indenture.  Such  enforcement  of a right or remedy by the  Issuer,  the  Owner  Trustee,  the
Credit  Enhancer  or the  Indenture  Trustee,  as  applicable,  shall  have the same force and effect as if the right or remedy  had been  enforced  or  exercised  by the  Purchaser  or the
Issuer directly.

Section 8.10   Survival.  The  representations  and warranties  made herein by each Seller and the provisions of Article VI hereof shall survive the purchase of the Home Loans hereunder.

Section 8.11   Third  Party   Beneficiary.   The  Credit  Enhancer  shall  be  a  third  party
beneficiary  hereof and shall be entitled to enforce the  provisions of this Agreement as if a party hereto.

        IN WITNESS  WHEREOF,  the parties  hereto have caused their names to be signed to this
Home Loan Purchase  Agreement by their  respective  officers  thereunto duly  authorized as of the day and year first above written.

                                            RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as
                                            Purchaser

                                            By: ______________________________________________
                                                Name:  Patricia C. Taylor
                                                Title:    Vice President

                                            GMAC MORTGAGE CORPORATION,
                                               as Seller and Servicer

                                            By:
                                                Name:  Sandy Blitzer
                                                Title:    Vice President

                                            WALNUT GROVE MORTGAGE LOAN TRUST 2003-A, as Seller
                                            By: WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity but solely
                                                   as
                                                   Owner Trustee

                                            By:
                                                Name:
                                                Title:

                                            GMACM HOME LOAN TRUST 2006-HLTV1,
                                              as Issuer
                                            By: WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity but solely
                                                   as
                                                   Owner Trustee

                                            By:
                                                Name:
                                                Title:

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as
                                            Indenture Trustee

                                            By:
                                                Name:
                                                Title:

                                          EXHIBIT 1

                                      HOME LOAN SCHEDULE

                            [ON FILE WITH THE INDENTURE TRUSTEE]

                                          EXHIBIT 2

                                          [RESERVED]

                                          EXHIBIT 3

                                          [RESERVED]